State Street Institutional Funds

State Street Variable Insurance Series Funds, Inc.

Supplement dated April 22, 2025 to the currently effective

Prospectuses, Summary Prospectuses and Statements of Additional Information

(“SAI”) of each Applicable Fund (defined below), as each may be supplemented from time to time

Currently, Carrie Peluso serves as a Portfolio Manager for the State Street Institutional Small-Cap Equity Fund, a series of State Street Institutional Funds, and the State Street Small-Cap Equity V.I.S. Fund, a series of State Street Variable Insurance Series Funds, Inc. (each series, an “Applicable Fund”).

Effective May 1, 2025 (the “Effective Date”), Ms. Peluso will no longer serve in such role for each Applicable Fund. Accordingly, as of the Effective Date, all references to Ms. Peluso in the relevant Prospectuses, Summary Prospectuses, and SAIs will be deleted in their entirety.

As of the date of this Supplement, the remaining Portfolio Managers of each Applicable Fund continue to serve in such roles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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